THE ADVISORS' INNER CIRCLE FUND

                           CRA REALTY SHARES PORTFOLIO


                       SUPPLEMENT DATED SEPTEMBER 21, 1998
                    TO THE PROSPECTUS DATED FEBRUARY 27, 1998


         The Prospectus, dated February 27, 1998, for the CRA Realty Shares Portfolio (the "Portfolio") is hereby amended and supplemented as follows:

At the end of the section "THE ADVISER," add the following paragraph:

         On September 11, 1998 it was announced that Clarion Partners ("Clarion"), an affiliate of CRA Real Estate Securities, L.P. ("CRA"), the Fund's investment adviser, and ING Group, the parent of ING Real Estate ("ING"), have signed a definitive agreement for the merger of Clarion and CRA with ING. Subject to certain conditions being met, it is currently anticipated that Clarion and CRA will merge with ING by the end of October 1998.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE




CRA-F-001-03